UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2015

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents
3 Letter to the Shareholders
7 Outlook Interview with the Portfolio Manager
9 Performance Summary
10 Schedule of Investments
15 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
18 Financial Highlights
20 Notes to Financial Statements
27 Report of Annual Meeting of Stockholders
28 Amended and Restated Bylaws
29 Additional Information
31 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the six months ended June 30, 2015, the New Germany Fund's total return in U.S. dollars (USD) was 9.51% based on net asset value (NAV) and 10.01% based on market price. During the same period, the total return in USD of the Fund's benchmark, the Midcap Market Performance Index, was 7.6%.1 The net asset value increased 18.98% in euro terms vs. its benchmark of 17.20% in euro terms during the same period. The Fund's discount to NAV averaged 8.38% for the period in review, compared with 9.99% for the six months ended June 30, 2014.

German consumer sentiment remained strong throughout the period, although the overall mood in June was somewhat constrained compared to the previous months in light of the risk of a "Grexit," or Greek exit from the Eurozone.2,3 The consumer climate, measured by the German Consumer Confidence Index ("GfK"), remained on an elevated level, but declined slightly for the first time since last October.4 Still, dampened economic confidence has not yet shown an effect in household income. Rather than feeling financially threatened by a possible Greek default, German consumers see benefits in the current employment climate in Germany and in the potential for positive collective bargaining agreements being reached. Due to the low unemployment rate, German employees can expect to see wages increase around 3% this year, with an inflation rate below 1%. In fact, seasonally adjusted employment steadily increased to 42.7 million in May 2015, up 0.5% year-on-year and 0.2% quarter-on-quarter. The seasonally adjusted unemployment rate decreased to 6.4% in May 2015. Overall, the GfK maintains its forecast that private consumption will increase by 1.5% year-on-year in 2015, following an increase of 1.2% (inflation adjusted) in 2014. We believe that consumption will continue to be a key pillar of the economy, comprising almost 60% of gross domestic product (GDP).5 We remain constructive on German consumers as trends in wages, employment, price inflation and interest rate levels continue to support private consumption.

Industrial macroeconomic indicators show solid near-term growth, but give some reason for caution longer term. In June, the German composite PMI, as measured by Markit Economics, bounced back to 53.7 after falling in the last two months.6 The German Ifo Business Climate Index published by the Ifo Institute reveals a similar pattern.7 The current business situation indicator declined in June following three successive increases, but still showed a reading for Q2 above that of Q1. Business expectations, on the other hand, deteriorated for the third consecutive month and are now seen as only slightly optimistic. On a sector level, the weakening of the Ifo index was primarily driven by the manufacturing sector. Manufacturers still plan to ramp up production, but to a lesser extent than previously.

We are of the opinion that both the decrease in business expectations shown by the Ifo index and the slowing PMI new order component should not be overemphasized. First of all, the Ifo mirrors current sentiment, strongly driven by the perceived risk of a Grexit, whereas the PMI, which actually rose in June, shows improved actual activity. Second, we believe that German growth in 2015 will be primarily driven by consumption.

In our German mid-caps portfolio, taking into account German and global macroeconomic indicators, we remain constructive overall, but at the same time more cautious in line with decelerating economic growth (although not yet mirroring possible wealth effects) due to recent tumultuous stock market performance of the world's second-largest economy, China. In fact, China recorded double-digit growth at 24% year-on-year and 13% year-on-year for the passenger car market in 2013 and 2014. Chinese dynamics have been a key driver of the entire sector. Yet despite these factors, sales growth since January 2015 has been continuously decreasing, ending in negative territory with –0.2% year-on-year growth in June. In our opinion, this may provide the German automobile industry with the opportunity for both a volume and a margin headwind. Consequently, we have reduced the portfolio weight in this industry in favor of focusing on suppliers with a bias towards European and U.S. production or those possessing unique underlying structural growth support.

Within the Fund, positive contributions to performance were generated by Zalando SE, Stroeer Media and Stabilus, among others, while detractors included LEG Immobilien, Kontron and Draegerwerk.

Sincerely,

Christian Strenger Chairman	Philipp Schweneke Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

2 Grexit is the term used to describe a Greek exit from the Eurozone, either deliberately or accidentally.

3 The Eurozone refers to a currency union among the 19 members of the European Union states that have adopted the euro as their sole currency.

4 The German Consumer Confidence Index ("GfK") is a composite of information extracted from a monthly survey of more than 2,000 consumer interviews about personal spending patterns, inflationary expectations and opinions about the economic outlook. The survey is conducted by the GfK, a market research organization, on behalf of the European Union ("EU") commission.

5 Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

6 The Markit/BMI Germany Manufacturing Purchasing Managers' Index measures the performance of the manufacturing sector and is derived from a survey of 500 industrial companies. The Manufacturing Purchasing Managers’ Index is based on five individual indexes with the following weights: New Orders (30%), Output (25%), Employment (20%), Suppliers’ Delivery Times (15%) and Stock of Items Purchased (10%), with the Delivery Times index inverted so that it moves in a comparable direction.

7 The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

Ten Largest Equity Holdings at June 30, 2015 (43.6% of Net Assets)	Country	Percent
1. Airbus Group	Netherlands	11.2%
2. ProSiebenSat.1 Media	Germany	4.8%
3. LEG Immobilien	Germany	4.6%
4. OSRAM Licht Group	Germany	4.1%
5. Evonik Industries	Germany	3.9%
6. Symrise	Germany	3.4%
7. Brenntag	Germany	3.1%
8. MTU Aero Engines	Germany	2.9%
9. Zalando	Germany	2.8%
10. United Internet	Germany	2.8%
Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.
For more details about the Fund's Schedule of Investments, see page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Outlook Interview with the

Portfolio Manager (Unaudited)

Portfolio Manager

Philipp Schweneke

Question: How are the key macro indicators developing and is the Fund well positioned for this?

Answer: While retail PMIs continued to climb, the composite PMI declined. This was driven by the construction and service segments. Also, the last three readings on the usually reliable leading Ifo business expectations indicator were negative. Short-term uncertainty related to the Greek situation in particular, and also the U.K. "in or out" vote, as well as Chinese market volatility, might have influenced these readings. As all these indicators are still in expansionary territory, this currently appears more like a summer slowdown than a change in trajectory. While the industrial sector weight increased, this was due to the addition of two more defensive, quality growth stocks, GEA and Fraport. With the Fund relevantly positioned in businesses like Zalando SE, Hornbach Holding, Metro or Fielmann that focus on the German and European consumer and recent, targeted reductions in some of the more cyclical industrial related companies, the Fund should be well positioned for the current environment.

Question: How are signs of slower growth in auto demand in China affecting the portfolio?

Answer: Growth in Chinese automobile sales slowed more than anticipated at the beginning of the year. The clients of German mid-cap automobile suppliers, the international original equipment manufacturers (OEMs), have lost significant market share to Chinese OEMs.1 Because German suppliers are less exposed to the Chinese OEMs and China has been one of the most important profit pools for the industry in the recent past, the industry might see not only significant headwinds in volume, but also in margins going forward.

Question: What influenced the weak recent Residential Real Estate shares' performance in Germany during the quarter?

Answer: The sector had a strong run in 2014. However, it has seen significant new issuance activity of primary shares and secondary placements, meaning the scarcity of those assets has been reduced. Further, the asset class is interest rate sensitive, and discussions about the timing of an upturn in the interest rate cycle had a negative impact. Finally, quantitative easing has been a negative for such stocks in the past in the U.S., and key stocks in the sector peaked around the start of the ECB's QE, which seems to now be repeating in Germany.2

1 Original equipment manufacturer (OEM) is the term used to define a company whose products are used as components in another company's product. The OEM typically works closely with the company that sells the finished product, the VAR (value-added reseller) to customize designs based on the VAR's needs.

2 Quantitative easing is a policy enacted by a central bank in an effort to stimulate the economy.

Performance Summary June 30, 2015 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The New Germany Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/15
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	9.51%	0.12%	17.80%	11.99%
Market Price(a)	10.01%	3.28%	18.66%	12.64%
Midcap Market Performance Index(b)	7.60%	(3.73)%	16.78%	10.67%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2015 was 1.17%.

b The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Performance Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/15	As of 12/31/14
Net Asset Value	$16.38	$15.32
Market Price	$15.08	$14.04

Prices and Net Asset Value fluctuate and are not guaranteed.
Distribution Information
Per Share
Six Months as of 6/30/15: Income	$.08
Capital Gains	$.28

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of June 30, 2015 (Unaudited)
	Shares	Value ($)

Germany 84.8%
Common Stocks 81.0%
Aerospace & Defense 2.9%
MTU Aero Engines	81,316	7,637,940
Auto Components 2.2%
Hella KGaA Hueck & Co.*	28,316	1,363,107
Leoni	49,046	3,092,163
SAF-Holland	79,524	1,225,754
		5,681,024
Chemicals 8.8%
Evonik Industries	268,237	10,220,552
Symrise	146,013	9,049,508
Wacker Chemie†	39,497	4,071,808
		23,341,868
Communication Equipment 0.8%
ADVA Optical Networking*	209,885	2,004,845
Construction & Engineering 1.7%
Hochtief	58,965	4,562,379
Diversified Financial Services 0.6%
Grenkeleasing	10,033	1,445,364
Diversified Telecommunication Services 2.3%
Telefonica Deutschland Holding	1,049,356	6,039,842
Electrical Equipment 4.7%
Nordex*	67,441	1,613,889
OSRAM Licht Group	226,266	10,820,448
		12,434,337
Electronic Equipment, Instruments & Components 0.7%
Jenoptik	163,264	1,966,663
Food & Staples Retailing 2.3%
Metro	196,201	6,177,217
Health Care Equipment & Supplies 1.3%
STRATEC Biomedical	61,617	3,389,094
Health Care Providers & Services 1.0%
Rhoen Klinikum	98,718	2,644,810
Health Care Technology 0.6%
CompuGroup Medical	47,931	1,674,753
Industrial Conglomerates 2.7%
Indus Holding	51,896	2,610,889
Rheinmetall	87,948	4,453,551
		7,064,440
Insurance 2.6%
Hannover Rueck	41,209	3,981,750
Talanx	93,882	2,878,449
		6,860,199
Internet & Catalog Retail 2.8%
Zalando 144A*	222,267	7,412,360
Internet Software & Services 3.5%
United Internet Reg S	165,541	7,348,835
XING	10,695	1,752,077
		9,100,912
IT Services 2.0%
Wirecard	138,980	5,314,853
Life Sciences Tools & Services 1.7%
Evotec*†	101,842	402,502
Gerresheimer	33,167	2,064,467
MorphoSys*	27,981	2,005,517
		4,472,486
Machinery 6.4%
Duerr	11,108	1,033,348
GEA Group	128,891	5,741,209
KION Group	55,333	2,647,048
Krones	30,465	3,180,028
Pfeiffer Vacuum Technology	13,388	1,191,196
Stabilus*	70,778	3,042,673
		16,835,502
Media 5.9%
ProSiebenSat.1 Media	258,567	12,752,315
Stroeer Media†	60,869	2,839,373
		15,591,688
Metals & Mining 1.8%
Aurubis	52,257	3,065,966
Salzgitter	43,884	1,566,325
		4,632,291
Pharmaceuticals 0.9%
Stada Arzneimittel	71,937	2,423,046
Real Estate Management & Development 7.8%
Deutsche Annington Immobilien	124,596	3,509,432
Deutsche Wohnen	220,840	5,053,676
LEG Immobilien*	173,354	12,027,449
		20,590,557
Semiconductors & Semiconductor Equipment 2.4%
Aixtron*†	124,937	842,761
Dialog Semiconductor*	88,938	4,801,221
Kontron*	135,894	598,355
		6,242,337
Software 0.7%
Software	65,353	1,788,379
Specialty Retail 0.7%
Fielmann	28,512	1,935,335
Technology Hardware, Storage & Peripherals 0.5%
Wincor Nixdorf	36,445	1,431,458
Thrifts & Mortgage Finance 1.6%
Aareal Bank	106,371	4,170,852
Trading Companies & Distributors 3.2%
Brenntag	141,483	8,100,895
Kloeckner†	50,985	459,485
		8,560,380
Transportation Infrastructure 2.0%
Fraport Frankfurt Airport Services Worldwide	84,899	5,325,147
Wireless Telecommunication Services 1.9%
Freenet	151,452	5,094,597
Preferred Stocks 3.8%
Health Care Equipment & Supplies 2.0%
Draegerwerk (Cost $5,332,530)	49,315	5,276,669
Machinery 0.8%
Jungheinrich (Cost $2,229,095)	31,829	2,154,107
Specialty Retail 1.0%
Hornbach Holding (Cost $3,218,598)	32,217	2,654,531
Total Germany (Cost $183,202,223)		223,932,262

Netherlands 13.5%
Common Stocks
Aerospace & Defense 11.2%
Airbus Group	454,578	29,453,954
Life Sciences Tools & Services 2.3%
QIAGEN*	245,571	6,024,241
Total Netherlands (Cost $16,022,702)		35,478,195

Luxembourg 1.5%
Common Stocks
Media
RTL Group (Cost $3,433,679)	43,554	3,930,491

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 0.16% (Cost $9,063,333) (a) (b)	9,063,333	9,063,333

Cash Equivalents 0.2%
Central Cash Management Fund, 0.09% (Cost $492,889) (b)	492,889	492,889

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $212,214,826)**	103.4	272,897,170
Other Assets and Liabilities, Net	(3.4)	(8,944,282)
Net Assets	100.0	263,952,888

* Non-income producing security.

** The cost for federal income tax purposes was $215,321,561. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $57,575,609. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $80,782,418 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,206,809.

† All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2015 amounted to $8,513,807, which is 3.2% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Reg S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Germany	$223,932,262	$—	$—	$223,932,262
Netherlands	35,478,195	—	—	35,478,195
Luxembourg	3,930,491	—	—	3,930,491
Short-Term Instruments (c)	9,556,222	—	—	9,556,222
Total	$272,897,170	$—	$—	$272,897,170

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $202,658,604) — including $8,513,807 of securities loaned	$263,340,948
Investment in Central Cash Management Fund (cost $492,889)	492,889
Investment in Daily Assets Fund Institutional (cost $9,063,333)*	9,063,333
Total investments, at value (cost $212,214,826)	272,897,170
Foreign currency, at value (cost $3,234,849)	3,230,787
Foreign taxes recoverable	200,431
Interest receivable	15,630
Other assets	41,457
Total assets	276,385,475
Liabilities
Payable upon return of securities loaned	9,063,333
Payable for investments purchased	2,834,078
Investment advisory fee payable	158,611
Payable for Fund shares repurchased	105,874
Payable for Directors' fees and expenses	55,798
Administration fee payable	47,208
Accrued expenses and other liabilities	167,685
Total liabilities	12,432,587
Net assets	$263,952,888
Net Assets Consist of
Undistributed net investment income	448,932
Accumulated net realized gain on investments and foreign currency	12,359,583
Net unrealized appreciation (depreciation) on: Investments	60,682,344
Foreign currency	(1,632)
Paid-in capital	190,463,661
Net assets	$263,952,888
Net Asset Value
Net assets value per share ($263,952,888 ÷ 16,110,795 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$16.38

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $590,790)	$4,813,519
Income distributions — Central Cash Management Fund	712
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	122,778
Total investment income	4,937,009
Expenses: Investment advisory fee	875,747
Administration fee	258,857
Custodian fee	71,555
Services to shareholders	11,261
Reports to shareholders, shareholder meeting and tender offer expenses	28,261
Directors' fees and expenses	78,123
Legal fees	99,988
Audit and tax fees	42,448
NYSE listing fee	15,790
Insurance	23,874
Miscellaneous	18,106
Net expenses	1,524,010
Net investment income	3,412,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,874,814
Foreign currency	(285,973)
Net realized gain (loss)	12,588,841
Change in net unrealized appreciation (depreciation) on: Investments	8,092,587
Foreign currency	20,060
Change in net unrealized appreciation (depreciation)	8,112,647
Net gain (loss)	20,701,488
Net increase (decrease) in net assets resulting from operations	$24,114,487

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$3,412,999	$3,248,646
Operations: Net investment income (loss)	$3,412,999	$3,248,646
Net realized gain (loss)	12,588,841	53,008,530
Change in net unrealized appreciation (depreciation)	8,112,647	(80,142,734)
Net increase (decrease) in net assets resulting from operations	24,114,487	(23,885,558)
Distributions to shareholders from: Net investment income	(1,266,739)	(5,501,375)
Net realized gains	(4,525,205)	(59,600,464)
Total distributions to shareholders	(5,791,944)	(65,101,839)
Capital share share transactions: Net proceeds from reinvestment of dividends	18,240,882	22,633,320
Shares accepted for tender	—	—
Shares repurchased	(1,024,188)	(22,293,050)
Net increase (decrease) in net assets from capital share transactions	17,216,694	340,270
Total increase (decrease) in net assets	35,539,237	(88,647,127)
Net assets at beginning of period	228,413,651	317,060,778
Net assets at end of period (including undistributed net investment income of $448,932 and distributions in excess of net investment income of $1,697,328, as of June 30, 2015 and December 31, 2014, respectively)	$263,952,888	$228,413,651
Other Information
Shares outstanding at beginning of period	14,908,875	14,928,996
Shares reinvested	1,271,320	1,196,343
Shares accepted for tender	—	—
Shares repurchased	(69,400)	(1,216,464)
Shares outstanding at end of period	16,110,795	14,908,875

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.32		$21.24	$17.45	$13.86	$17.72	$14.48
Income (loss) from investment operations: Net investment income (loss)a	.22		.21	.22	.23	.24	.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.32		(1.80)	7.98	3.92	(3.57)	3.21
Total from investment operations	1.54		(1.59)	8.20	4.15	(3.33)	3.29
Less distributions from: Net investment income	(.08)		(.37)	(.33)	(.63)	(.59)	(.12)
Net realized gains	(.28)		(3.97)	(4.15)	—	—	—
Total distributions	(.36)		(4.34)	(4.48)	(.63)	(.59)	(.12)
Accretion resulting from tender offer	—		—	.02	.02	—	—
Dilution in net asset value from dividend reinvestment	(.13)		(.14)	(.04)	(.02)	—	(.01)
Increase resulting from share repurchases	.01		.15	.09	.07	.06	.08
Net asset value, end of period	$16.38		$15.32	$21.24	$17.45	$13.86	$17.72
Market value, end of period	$15.08		$14.04	$19.93	$15.58	$12.24	$15.72
Total Investment Return for the Periodb
Based upon market value (%)	10.01	**	(8.35)	58.27	30.58	(18.89)	32.21
Based upon net asset value (%)	9.51	**	(6.16)	50.59	32.02	(18.52)	23.40	c
Ratio to Average Net Assets
Ratio of expenses (%)	1.17	*	1.14	1.11	1.17	1.09	1.15
Ratio of net investment income (%)	1.30	**	1.06	1.04	1.42	1.40	.53
Portfolio turnover (%)	25	**	55	67	24	18	45
Net assets at end of period ($ thousands)	263,953		228,414	317,061	280,724	241,424	319,865
a Based on average shares outstanding during the period.
b Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
c Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of June 30, 2015) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2015, the exchange rate was EUR €1.00 to USD $1.11.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.68% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DSC aggregated $11,261, of which $1,692 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $14,641, of which $7,221 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2015, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2015, were $65,356,788 and $102,706,721, respectively.

E. Capital

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund purchased 69,400 and 1,216,464 of its shares of common stock on the open market at a total cost of $1,024,188 and $22,293,050 ($14.76 and $18.33 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.25% and 9.58%, respectively.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund issued for dividend reinvestment 1,271,320 and 1,196,343 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV at the time of issuance, was 10.19% and 9.16%, respectively.

F. Share Repurchases and Tender Offers

On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase 900,000 shares during the period from August 1, 2013 through July 31, 2014. On June 4, 2014, the Fund announced that the Board of Directors approved a 400,000 increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,300,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 1,115,846 shares between August 1, 2013 and July 31, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 467,937 shares between August 1, 2014 and June 30, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On January 31, 2012, the Fund announced that the Board of Directors approved a Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a series of up to four consecutive semiannual tender offers each for up to 5% of the Fund's outstanding shares of common stock at a price equal to 98% of NAV per share. The Fund would conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable 12-week measurement period. During the fourth measurement period that commenced on April 7, 2014 and expired on June 27, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

During the third measurement period that commenced on September 16, 2013 and expired on December 6, 2013 and the fourth measurement period that commenced on April 7, 2014 and expired on June 27, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for up to 5% of the Fund's shares outstanding at 98% of the Fund's NAV per share. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a 15-week measurement period determined by the Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2015, there were three shareholders that held approximately 17%, 11% and 7%, respectively, of the outstanding shares of the Fund.

Report of Annual Meeting

of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. was called to order on June 26, 2015. The Meeting was adjourned until, and reconvened on, July 10, 2015 to permit the solicitation of additional votes. At the close of business on May 12, 2015, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,933,822 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 14,046,814 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1a. To elect three (3) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.
	Number of Votes:
	For	Withheld
Ambassador Richard R. Burt	8,026,816	6,019,998
Dr. Franz Wilhelm Hopp	13,308,430	738,383
Dr. Friedbert H. Malt	13,171,887	874,927

1b. To elect one (1) Class I Director, to serve for a term of one year and until his successor is elected and qualifies.
	Number of Votes:
	For	Withheld
Mr. Walter C. Dostmann	13,442,113	607,700

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2015.
Number of Votes:
For	Against	Abstain
13,703,023	300,524	91,971

Amended and Restated Bylaws (Unaudited)

On May 1, 2015, the Fund announced that the Board had approved amended and restated bylaws of the Fund. The amended and restated bylaws reflect a number of changes, including changes to: (1) the period of time during which a stockholder's notice of director nominations or proposals of other business to be brought before an annual meeting of the Fund's stockholders must be submitted to the secretary of the Fund in order to be "timely"; (2) the requirements for provision of information by a stockholder with respect to stockholder proposals for nominations or other business to be considered at a stockholder meeting, and to the procedures for the verification and updating of such information by such stockholder upon the written request of the Secretary or Board of the Fund; and (3) the Fund's director qualification provisions. In addition, the amended and restated bylaws add an exclusive forum provision for certain actions against the Fund and its Directors, officers or employees (specifying that the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, would be the sole and exclusive forum for such actions).

Additional Information

Automated Information Lines	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
Proxy Voting
A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

Investment Management
Deutsche Asset & Wealth Management International GmbH ("DeAWMI" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DeAWMI provides a full range of investment advisory services to both institutional and retail clients.
DeAWMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DeAWMI. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan
The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:
DeAWM Service Company
P.O. Box 219066
Kansas City, MO 64105
Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

Privacy Notice
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	The New Germany Fund, Inc.
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Notes

Notes

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:
— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).
— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).
— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).
Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.
The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Deutsche Asset
& Wealth Management

345 Park Avenue
New York, NY 10154-00100

NGF-3
(R-028304-4 8/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	21,000	$14.33	21,000	1,130,463
February 1 through February 28	28,000	$14.50	28,000	1,102,463
March 1 through March 31	0		0	1,102,463
April 1 through April 30	0		0	1,102,463
May 1 through May 31	0		0	1,102,463
June 1 through June 30	20,400	$15.48	20,400	1,082,063
Total	69,400	$14.76	69,400

On July 28, 2014, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 467,937 shares between August 1, 2014 and June 30, 2014.

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016.

In addition, on July 28, 2014 the Fund announced that its Board adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of net asset value (“NAV”). The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Fund’s Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender offer.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 21, 2015